UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 16, 2005

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 16, 2005, American Eagle Outfitters, Inc. (the "Company") entered into an employment agreement with Roger S. Markfield.  This agreement supercedes and replaces all prior employment agreements between the Company and Mr. Markfield.  Under this agreement, Mr. Markfield will continue to serve as President of the Company through Fiscal 2005 and as Vice Chairman of the Board of Directors through Fiscal 2006.  Additionally, Mr. Markfield will serve as an advisor to the Company through Fiscal 2012 (the "Renewal Term").  As compensation under the agreement, Mr. Markfield's annual base salary will be $950,000 in Fiscal 2005, $570,000 in Fiscal 2006 and $1,343,000 each year during the Renewal Term.  Mr. Markfield will also be eligible to receive a performance based incentive bonus targeted at 100% of his base salary with potential to receive up to 200% of base salary in Fiscal 2005 and 2006 as well as a performance based restricted stock grant of 100,000 shares of the Company's common stock for Fiscal 2005, a grant of performance based restricted stock having a grant date value of $4,000,000 for Fiscal 2006 and a stock option grant of 200,000 shares in Fiscal 2005.  A copy of Mr. Markfield's employment agreement is attached hereto as exhibit 10.1 and is incorporated herein by reference.

On May 16, 2005, the Company entered into an employment agreement with Susan P. McGalla.  This agreement supercedes and replaces all prior employment agreements between the Company and Ms. McGalla.   Under this agreement, Ms. McGalla will be promoted to the role of President and Chief Merchandising Officer - American Eagle Outfitters Brand.  This agreement is effective as of January 30, 2005.  As compensation under the agreement, Ms. McGalla will receive an annual base salary of $800,000, a promotion bonus of $50,000, a performance based restricted stock grant of 37,424 shares in each of Fiscal 2005 and 2006 and a stock option grant of 200,000 shares of the Company's common stock.  Ms. McGalla will be eligible to receive a performance based annual cash bonus targeted at 90% of her base salary with potential to receive up to 180% of base salary.  She will be eligible to receive a performance based long term incentive bonus targeted each year at 45% of her base salary with potential to receive up to 90% of base salary to be credited to a personal long term incentive account, one third of which account will be paid annually beginning in Fiscal 2008.   A copy of Ms. McGalla's employment agreement is attached hereto as exhibit 10.2 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

Please refer to the information contained in Item 1.01 above.

Item 8.01. Other Events

On May 17, 2005, the Company issued a press release announcing the signing of Mr. Markfield's employment agreement and Ms. McGalla's promotion to President and Chief Merchandising Officer - American Eagle Outfitters Brand.  A copy of this press release is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Employment Agreement between the Company and Roger S. Markfield, dated May 16, 2005
10.2	Employment Agreement between the Company and Susan P. McGalla, dated May 16, 2005
99.1	Press Release dated May 17, 2005 announcing the signing of Mr. Markfield's employment agreement and Ms. McGalla's promotion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: May 20, 2005	By:	/s/ Laura A. Weil
Laura A. Weil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement between the Company and Roger S. Markfield, dated May 16, 2005
10.2	Employment Agreement between the Company and Susan P. McGalla, dated May 16, 2005
99.1	Press Release dated May 17, 2005 announcing the signing of Mr. Markfield's employment agreement and Ms. McGalla's promotion